Exhibit 10.1
                          EARTH AND OCEAN SPORTS, INC.

                      MANAGEMENT EQUITY REORGANIZATION PLAN

         Earth and Ocean Sports, Inc. (the "Company") previously adopted its Management Incentive Program (the "Plan"). The Company now desires to terminate the Plan, and to substitute for the interests in the Plan direct equity interests in the Company in an aggregate amount equal to the total number of shares of Common Stock listed below. The method of implementing the foregoing shall be to permit each participant in the Plan (i) to purchase shares of the Company's Common Stock at the fair market value thereof as of October 31, 1996, equivalent to the indirect equity interest held in the Company by such participant that is vested, and (ii) to grant to each participant an option to purchase shares of the Company's Common Stock equivalent to the indirect equity interest held in the Company by such participant that is unvested, such option to vest in accordance with the existing vesting schedule of the Plan. All purchases of shares of Common Stock and options therefor are to be pursuant to agreements in such form as the Board of Directors shall determine.

         In accordance with the foregoing, the Plan is hereby terminated, and the following Plan participants shall be permitted to purchase the number of shares of Common Stock indicated below and shall receive the options to purchase Common Stock indicated below. An investment banking firm retained by the Company has determined that the fair market value of the Company's outstanding Common Stock is nominal. The purchase price of the Common Stock purchased pursuant to this reorganization plan, and the exercise price of the options to purchase Common Stock issued pursuant to this reorganization plan, shall therefore be $0.01 per share. The number of shares of Common Stock shown below gives effect the 750-for-1 stock split effected or to be effected pursuant to resolutions of the Board of Directors dated January 31, 1997, and no adjustment shall be made herein with respect to such stock split.

Name of Participant                         No. of Shares to be Purchased          Shares Subject to Options
-------------------                         -----------------------------          -------------------------

Jon A. Glydon                                      93,000                                62,000
Robert F. Szabad, Jr.                               6,000                                 4,000
Charles Flathers, Jr.                               6,000                                 4,000
Rita F. Kerr                                        6,000                                 4,000
Scott D. Burke                                      6,000                                 4,000
Patrick T. Dugan                                    6,000                                 4,000
Meredith M. Glydon                                  6,000                                 4,000
Tony Finn                                           2,000                                 8,000
Eric S. George                                      2,000                                 8,000
Alexander E. McAra                                  2,000                                 3,000
Susan C. Masure                                     1,200                                   800
Gregory L. Szabad                                     200                                   800
Michael Petersen                                    _____                                 1,000
James J. Redmon                                     _____                                 1,000







Name of Participant                         No. of Shares to be Purchased          Shares Subject to Options
-------------------                         -----------------------------          -------------------------

Gregg Vukclic                                       _____                                 1,000
Timothy Hollobon                                    _____                                 1,000
James E. Roman                                      _____                                 1,000
Charles Mehrmann                                    _____                                 1,000
J. Mark Kelly                                       _____                                 1,000
                                                  136,400                               113,600
                                                  =======                               =======


Dated: January 31, 1997, but effective
       as of October 31, 1996                      EARTH AND OCEAN SPORTS, INC.

                                                   By: /s/ Jon A. Glydon
                                                      -------------------------
                                                       Title: